RETURN TO TREASURY AGREEMENT

THIS AGREEMENT is subject to regulatory approval including a temporary cease trade order variation order by the BC Securities Commission and is made as of the 31st day of March, 2011.

BETWEEN:

KUNEKT CORPORATION, a corporation governed by the laws of the State of Nevada and having an office at Unit 1, 12/F International Commerce Centre, 1 Austin Road West, Kowloon, Hong Kong

(the "**Company**")

AND:

MARK BRUK, a businessperson, of #302 – 738 Broughton Street, Vancouver, BC, Canada V6G3A7

(the "**Shareholder**")

WHEREAS:

A. The Shareholder is the registered and beneficial owner of 32,000,000 shares (the "**Shares**") of the Company's common stock; and

B. In connection with the acquisition of AMS-INT Asia Limited, the Shareholder has agreed to return 30,000,000 of the Shares (the "**Surrendered Shares**") held by him to the treasury of the Company for the sole purpose of the Company retiring the Surrendered Shares, in consideration for the issuance by the Company to the Shareholder of 150,000 Class A preference shares of the Company (the "**Preference Shares**").

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises and the sum of $1.00 now paid by the Company to the Shareholder and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

Surrender of Surrendered Shares

1. In consideration for the issuance by the Company to the Shareholder of the Preference Shares, the Shareholder hereby surrenders to the Company the Surrendered Shares and delivers to the Company herewith share certificates representing the Surrendered Shares, duly endorsed for transfer in blank, signatures guaranteed. The Company hereby acknowledges receipt from the Shareholder of the certificate(s) for the sole purpose of retiring the Surrendered Shares pursuant to this Agreement.

Retirement of Surrendered Shares

2. The Company shall forthwith retire the Surrendered Shares pursuant to §78.283 of Chapter 78 of the *Nevada Revised Statutes*.

Issuance of Preference Shares

3. Upon the receipt of the Surrendered Shares pursuant to Section 1 of this Agreement, the Company will issue the Preference Shares to the Shareholder.

4. The Shareholder hereby covenants, represents and warrants to and with the Company (which covenants, representations and warranties are true and correct as at the date hereof and which shall survive the

acceptance, if any, by the Company, of this Subscription in whole or in part) that the Shareholder is a director of the Company.

5. Before the Company will issue any of the Preference Shares, the Shareholder will deliver to the Company a certificate of Non-US Shareholder, attached hereto as Schedule A.

6. The issuance of the Preference Shares is in exchange for the cancellation of the Surrendered Shares pursuant to Section 51 of the *Income Tax Act (Canada)* (R.S.C., 1985, c.1).

Representations and Warranties

7. The Shareholder represents and warrants to the Company that he is the owner of the Surrendered Shares and that he has good and marketable title to the Surrendered Shares and that the Surrendered Shares are free and clear of all liens, security interests or pledges of any kind whatsoever.

General

8. Each of the parties will execute and deliver such further and other documents and do and perform such further and other acts as any other party may reasonably require to carry out and give effect to the terms and intention of this Agreement.

9. Time is expressly declared to be the essence of this Agreement.

10. The provisions contained herein constitute the entire agreement among the Company and the Shareholder respecting the subject matter hereof and supersede all previous communications, representations and agreements, whether verbal or written, among the Company and the Shareholder with respect to the subject matter hereof.

11. This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

12. This Agreement is not assignable without the prior written consent of the parties hereto.

13. This Agreement may be executed in counterparts, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Agreement. Delivery of executed copies of this Agreement by telecopier will constitute proper delivery, provided that originally executed counterparts are delivered to the parties within a reasonable time thereafter.

14. The Company has obtained legal advice concerning this Agreement and has requested that the Shareholder obtain independent legal advice with respect to same before executing it. In executing this Agreement, the Shareholder represents and warrants to the Company that he has been advised to obtain independent legal advice, and that prior to the execution of this Agreement he has obtained independent legal advice or has, in his discretion, knowingly and willingly elected not to do so.

IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.

KUNEKT CORPORATION

Per: ______________________

SIGNED and DELIVERED by
MARK BRUK in the presence of:

Signature

Fengrui Yue

Print Name

Room 1607, Blue Castle Center
Xi DaWangLu. Chaoyang district.
Address
Beijing. P.R. China 100026

Occupation

THIS AGREEMENT IS SUBJECT TO REGULATORY APPROVAL INCLUDING A TEMPORARY CEASE TRADE ORDER VARIATION ORDER BY THE BC SECURITIES COMMISSION.

____
MARK BRUK

THIS AGREEMENT IS SUBJECT TO REGULATORY APPROVAL INCLUDING A TEMPORARY CEASE TRADE ORDER VARIATION ORDER BY THE BC SECURITIES COMMISSION.

Schedule A

CERTIFICATE OF NON-U.S. SHAREHOLDER

Capitalized terms used but not otherwise defined in this Certificate shall have the meanings given to such terms in that certain Share Cancellation Agreement dated March ___, 2011 (the "Agreement") between the Company and the Shareholder. In connection with the issuance of the Preference Shares to the undersigned, the undersigned hereby agrees, acknowledges, represents and warrants that:

1. the undersigned is **(tick one or more of the following boxes)**:

   √ (A) a director, executive officer, founder or control person of the Company or an affiliate of the Company

   ☐ (B) a spouse, parent, grandparent, brother, sister, child or grandchild of a director, executive officer, founder or control person of the Company or an affiliate of the Company

   ☐ (C) a parent, grandparent, brother, sister, child or grandchild of the spouse of a director, executive officer, founder or control person of the Company or an affiliate of the Company

   ☐ (D) a close personal friend of a director, executive officer, founder or control person of the Company

   ☐ (E) a close business associate of a director, executive officer, founder or control person of the Company or an affiliate of the Company

   ☐ (F) an accredited investor

   ☐ (G) a company, partnership or other entity of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs A to F

   ☐ (H) a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs A to F

2. if the undersigned has checked box B, C, D, E, G or H in Section 1 above, the director, executive officer, founder or control person of the Company with whom the undersigned has the relationship is:

   ____

   ____

   (Instructions: fill in the name of each director, executive officer, founder and control person which you have the above-mentioned relationship with. If you have checked box G or H, also indicate which of A to F describes the securityholders, directors, trustees or beneficiaries which qualify you as box

G or H and provide the names of those individuals. Please attach a separate page if necessary).

3. if the undersigned has ticked box F in Section 1 above, the undersigned satisfies one or more of the categories of "accredited investor" (as that term is defined in NI 45-106) indicated below (please check the appropriate box):

   ☐ (a) an individual who either alone or with a spouse beneficially owns, directly or indirectly, financial assets (as defined in NI 45-106) having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds CDN$1,000,000;

   ☐ (b) an individual whose net income before taxes exceeded CDN$200,000 in each of the two more recent calendar years or whose net income before taxes combined with that of a spouse exceeded CDN$300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

   ☐ (c) an individual who, either alone or with a spouse, has net assets of at least CDN $5,000,000;

   ☐ (d) a person, other than an individual or investment fund, that had net assets of at least CDN$5,000,000 as reflected on its most recently prepared financial statements.

   ☐ (e) a person registered under securities legislation of a jurisdiction of Canada as an advisor or dealer, or an individual registered or formerly registered as a representative of such an adviser or dealer, other than a limited market dealer registered under the *Securities Act* (Ontario) or the *Securities Act* (Newfoundland);

   ☐ (f) an investment fund that distributes it securities only to persons that are accredited investors at the time of distribution, a person that acquires or acquired a minimum of CDN$150,000 of value in securities, or a person that acquires or acquired securities under Sections 2.18 or 2.19 of NI 45-106; or

   ☐ (g) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law are persons or companies that are accredited investors.

4. the undersigned is not a "U.S. Person" as such term is defined by Rule 902 of Regulation S (the definition of which includes, but is not limited to, an individual resident in the U.S. and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the U.S.);

5. none of the Preference Shares have been or will be registered under the Securities Act, or under any state securities or "blue sky" laws of any state of the United States, and may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as

that term is defined in Regulation S, except in accordance with the provisions of Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in compliance with any applicable securities laws;

6. offers and sales of any of the Preference Shares prior to the expiration of a period of six months after the date of original issuance of the Preference Shares (the six month period hereinafter referred to as the "Distribution Compliance Period") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the Securities Act or an exemption therefrom and in each case only in accordance with applicable state and foreign securities laws;

7. the undersigned will not engage in any hedging transactions involving any of the Preference Shares unless such transactions are in compliance with the provisions of the Securities Act and in each case only in accordance with applicable securities laws;

8. the undersigned is acquiring the Preference Shares for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Preference Shares in the United States or to U.S. Persons;

9. the undersigned has not acquired the Preference Shares as a result of, and will not itself engage in, any directed selling efforts (as defined in Regulation S) in the United States in respect of the Preference Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Preference Shares; provided, however, that the undersigned may sell or otherwise dispose of the Preference Shares pursuant to registration thereof under the Securities Act and any Applicable Securities Laws or under an exemption from such registration requirements;

10. the statutory and regulatory basis for the exemption claimed for the sale of the Preference Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the Securities Act or any Applicable Securities Laws;

11. except as set out in the Agreement, the Company has not undertaken, and will have no obligation, to register any of the Preference Shares under the Securities Act;

12. the Company is entitled to rely on the acknowledgements, agreements, representations and warranties of the undersigned contained in the Agreement and this Certificate, and the undersigned will hold harmless the Company from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by the undersigned not being true and correct;

13. the undersigned has been advised to consult its own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Preference Shares and, with respect to applicable resale restrictions, is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions;

14. the undersigned and the undersigned's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the acquisition of the Preference Shares under the Agreement, and to obtain additional information, to the extent possessed or obtainable by the Company without unreasonable effort or expense;

15. the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the undersigned during reasonable business hours at its principal place of business and that all documents, records and books in connection with the acquisition of the Preference Shares under the Agreement have been made available for inspection by the undersigned, the undersigned's attorney and/or advisor(s);

16. the undersigned:

    (a) is knowledgeable of, or has been independently advised as to, the Applicable Securities Laws of the securities regulators having application in the jurisdiction in which the undersigned is resident (the "International Jurisdiction") which would apply to the acquisition of the Preference Shares;

    (b) the undersigned is acquiring the Preference Shares pursuant to exemptions from prospectus or equivalent requirements under Applicable Securities Laws or, if such is not applicable, the undersigned is permitted to acquire the Preference Shares under the Applicable Securities Laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions;

    (c) the Applicable Securities Laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Preference Shares; and

    (d) the acquisition of the Preference Shares by the undersigned does not trigger:

        (i) any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

        (ii) any continuous disclosure reporting obligation of the Company in the International Jurisdiction; and

    the undersigned will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in Sections 13(c) and 13(d) above to the satisfaction of the Company, acting reasonably;

17. the undersigned (i) is able to fend for itself in connection with the acquisition of the Preference Shares; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Preference Shares; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

18. the undersigned is not aware of any advertisement of any of the Preference Shares and is not acquiring the Preference Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

19. except as set out in the Agreement, no Person has made to the undersigned any written or oral representations:

    (a) that any Person will resell or repurchase any of the Preference Shares;

    (b) that any Person will refund the purchase price of any of the Preference Shares;

    (c) as to the future price or value of any of the Preference Shares; or

    (d) that any of the Preference Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Preference Shares on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of the Company on the OTC Bulletin Board;

20. the undersigned is outside the United States when receiving and executing this Agreement and is acquiring the Preference Shares as principal for their own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other Person has a direct or indirect beneficial interest in the Preference Shares;

21. neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Preference Shares;

22. the Preference Shares are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a Person in the United States;

23. the undersigned understands and agrees that the Preference Shares issued to the undersigned will bear the following legend:

    "THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS IN SECTION 12(2) OF BC INSTRUMENT 51-509 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKET ARE MET."

IN WITNESS WHEREOF, I have executed this Certificate of Non-U.S. Shareholder.

______________________________ Date: March 31, 2011
Signature

Mark Bruk
Print Name

President
Title (if applicable)

#302 – 738 Broughton Street
Address
Vancouver, BC, Canada V6G3A7